Exhibit 10.1

WAIVER NO. 1 AND CONSENT
Dated as of November 20, 2017
to
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 6, 2017
THIS WAIVER NO. 1 AND CONSENT (“Waiver and Consent”) is made as of November 20, 2017 and shall, upon satisfaction of the conditions precedent set forth in Section 4 below, be effective as of the date hereof, and is by and among The Davey Tree Expert Company (the “Borrower”), the financial institutions listed on the signature pages hereof and KeyBank National Association, as Administrative Agent (the “Administrative Agent”), under that certain Third Amended and Restated Credit Agreement dated as of October 6, 2017, by and among the Borrower, the Banks and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the requisite Banks and the Administrative Agent agree to address certain provisions of the Credit Agreement in certain respects;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Waiver and Consent.
1.Specified Defaults. The Borrower has informed the Lenders that Defaults or Events of Default may have occurred under the Credit Agreement as a result of (the items described in the following clauses (i) through (iv), the “Specified Defaults”):

(i)
the breach of representations or warranties contained in Sections 6.13 and/or 6.18 of the Credit Agreement, due to (a) the Borrower’s failure to deliver financial statements (and related certifications) for (1) fiscal year 2016 and the interim periods therein and/or (2) the interim periods in fiscal year 2017, which in each case were true and complete as of the dates and the periods covered by such financial statements and prepared in accordance with GAAP; and/or (b) the Borrower’s failure to keep proper records and books of account in conformity with GAAP;

(ii)
the failure to comply with Sections 5.3(a), 5.3(c) and/or 5.4 of the Credit Agreement, due to: (a) the Borrower’s failure to deliver financial statements (and related certifications) for (1) fiscal year 2016 and the interim periods therein and/or (2) the interim periods in fiscal year 2017, which in each case were true and complete as of the dates and the periods covered by such financial statements and prepared in accordance with GAAP; and/or (b) the Borrower’s failure to keep proper books of record and account in conformity with GAAP; and/or

(iii)
the occurrence of an event or condition that enables or permits the holder or holders of any Indebtedness evidenced by a Material Indebtedness Agreement or any trustee or agent on its or their behalf, to accelerate the maturity of such Indebtedness or cause any such Indebtedness to become due prior to its scheduled maturity, to the extent resulting from any of the items described in the foregoing clauses (i) or (ii) or any failure to deliver notices in connection therewith (any event or condition described in this clause (iii), the “Cross Default”); and/or

(iv)	any failure to provide notice of a Default as required by Section 5.15 of the Credit Agreement with respect to any event described in the foregoing clauses (i) through (iii).

2.Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Administrative Agent and the Banks party hereto hereby waive the occurrence of the Specified Defaults, provided that:

(a)
it shall be a condition subsequent to the effectiveness of the waiver of the Cross Default that the Borrower shall, on or prior to December 30, 2017 (the “Outside Date”), obtain such waivers from applicable persons such that no holder or holders of any Indebtedness evidenced by a Material Indebtedness Agreement nor any trustee or agent on its or their behalf may accelerate the maturity of such Indebtedness or cause any such Indebtedness to become due prior to its scheduled maturity as a result of the occurrence of any Specified Default (and the Borrower shall have delivered to the Administrative Agent, on or prior to the Outside Date, a certificate certifying the satisfaction of such condition subsequent); and

(b)
the waiver of the Cross Default shall not constitute a waiver of the occurrence of any event or condition that results in any Indebtedness evidenced by a Material Indebtedness Agreement becoming due prior to its scheduled maturity.

The waiver in this Section 2 applies only to the Specified Defaults and only for the periods and for the express circumstances described above, and shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent, Fronting Bank or any Bank pursuant to the Credit Agreement or any other Loan Document or (ii) a course of dealing or a consent to any departure by the Borrower from any other term or requirement of the Credit Agreement.
3.Consent. The Borrower has informed the Lenders that it requires additional time to deliver its (a) audited consolidated financial statements for the fiscal year ended December 31, 2016 and other related information required by Section 5.3(b) of the Credit Agreement, as well as the related Compliance Certificate required by Section 5.3(c) of the Credit Agreement and (b) unaudited financial statements for the fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and other related information required by Section 5.3(a) of the Credit Agreement, as well as the related Compliance Certificates as required by Section 5.3(c) of the Credit Agreement (collectively, the “Required Financial Deliverables”). Subject to the conditions to effectiveness set forth in Section 4 below, the Administrative Agent and the Banks party hereto hereby consent to the delivery by or on behalf of the Borrower of the Required Financial Deliverables by no later than the Outside Date, in lieu of the date for delivery thereof specified in such Sections 5.3(b) and (c); provided that it shall be an Event of Default under the Credit Agreement if the Borrower fails to deliver any such Required Financial Deliverables by the Outside Date.

4.Conditions of Effectiveness. The effectiveness of this Waiver and Consent is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Waiver and Consent duly executed by the Borrower, the Required Banks and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Waiver and Consent.

5.Representations; Warranties and Covenants of the Borrower. The Borrower hereby represents, warrants and covenants as follows:

(i)
The execution, delivery and performance of this Waiver and Consent has been duly authorized by all necessary action of the Credit Parties and has been duly executed and delivered by each Credit Party. This Waiver and Consent and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and each applicable Credit Party and are enforceable against the Borrower and each applicable Credit Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii)
The execution and delivery hereof by each Credit Party and performance and observance by each Credit Party of the provisions hereof do not violate or conflict with any Organizational Document of any Credit Party. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Waiver and Consent that has not already been obtained or completed.

(iii)
As of the date hereof and after giving effect to the terms of this Waiver and Consent, (a) no Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties of the Borrower set forth in the Credit Agreement, are true and correct as of the date hereof.

6.Guarantor Acknowledgement and Agreement. (i) Each of the undersigned Guarantors consents and agrees to and acknowledges the terms of this Waiver and Consent. Each of the undersigned Guarantors further agrees that the obligations of the undersigned pursuant to the Guaranty of Payment executed by such Guarantor shall remain in full force and effect and be unaffected hereby and are hereby ratified and confirmed.

(ii)    As of the date hereof and after giving effect to the terms of this Waiver and Consent, each of the undersigned Guarantors hereby represents and warrants that the representations and warranties of such Guarantor set forth in the Guaranty of Payment executed by such Guarantor, are true and correct.
7.No Implicit Waiver. Except with respect to the subject matter hereof and as expressly set forth herein, (i) the execution, delivery and effectiveness of this Waiver and Consent shall neither operate as a waiver of any right, power or remedy of the Administrative Agent, the Fronting Bank or the Banks under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith and (ii) each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

8.Governing Law; Submission to Jurisdiction. This Waiver and Consent shall be construed in accordance with and governed by the law of the State of Ohio. Each Credit Party hereby irrevocably submits to the non‑exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Waiver and Consent, and each Credit Party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or federal court. Each Credit Party, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Each Credit Party agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

9.Jury Trial Waiver. Each Credit Party, the Administrative Agent and each of the Banks waive, to the fullest extent permitted by applicable Law, any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, among the Credit Parties, the Administrative Agent and the Banks, or any thereof, arising out of, in connection with, related to, or incidental to the relationship established among them in connection with this Waiver and Consent or other instrument, document or agreement executed or delivered in connection herewith or the transactions related thereto.

10.Amendment. No amendment, modification, termination, or waiver of any provision of this Waiver and Consent nor consent to any variance therefrom, shall be effective unless the same shall be in writing and signed by the Required Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11.Headings. Section headings in this Waiver and Consent are included herein for convenience of reference only and shall not constitute a part of this Waiver and Consent for any other purpose.

12.Counterparts. This Waiver and Consent may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Waiver and Consent has been duly executed as of the day and year first above written.

THE DAVEY TREE EXPERT COMPANY,
as the Borrower

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

DAVEY TREE SURGERY COMPANY,
as the Guarantor

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

WOLF TREE, INC.
as the Guarantor

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

THE CARE OF TREES, INC.
as the Guarantor

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

DAVEY RESOURCE GROUP, INC.
as the Guarantor

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

KEYBANK NATIONAL ASSOCIATION,
individually as a Bank, as Fronting Bank and as
Administrative Agent

By:	/s/ James A. Gelle
	Name:	James A. Gelle
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION
as a Bank

By:	/s/ Joseph G. Moran
	Name:	Joseph G. Moran
	Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Matthew Buzzelli
	Name:	Matthew Buzzelli
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Bank

By:	/s/ Henry W. Centa
	Name:	Henry W. Centa
	Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION,
individually as a Bank, as Fronting Bank and as
Administrative Agent

By:	/s/ James A. Gelle
	Name:	James A. Gelle
	Title:	Senior Vice President